Exhibit 32.2



                  Certification of Principal Financial Officer
                       Pursuant to 18 U.S.C. Section 1350,
      as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


I, Susan Luckfield, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Net Perceptions, Inc. on Form 10-Q for the quarter ended June 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Net Perceptions, Inc.



Date:    August 12, 2005                   By: /s/ Susan Luckfield
                                           -----------------------------
                                           Name:    Susan Luckfield
                                           Title:   Controller
                                           (Principal Financial Officer)



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.